UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

            Current Report Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): December 19, 2003

                                 NBTY, INC.

             (Exact name of registrant as specified in charter)

                                   0-10666
                          (Commission file number)

               DELAWARE                                11-2228617
   (State or other jurisdiction of                  (I.R.S. Employer
    incorporation or organization)                 Identification No.)

          90 Orville Drive                               11716
          Bohemia, New York                            (Zip Code)
	(Address of principal executive offices)

                               (631) 567-9500
            (Registrant's telephone number, including area code)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits.

99.1 Amendment and Restatement, dated as of December 19, 2003, of the Credit Agreement, dated as of July 24, 2003.

ITEM 9.  REGULATION FD DISCLOSURE

This information, furnished under this "Item 9. Regulation FD Disclosure," is also being furnished under "Item 12. Disclosure of Results of Operations and Financial Condition" in accordance with SEC Release Nos. 33-8216 and 34-47583.

This Form 8-K and the attached Exhibit is furnished to comply with Item 9 and Item 12 of Form 8-K. Neither this Form 8-K nor the attached Exhibit are to be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933 (except as shall be expressly set forth by specific reference in such filing).

On December 19, 2003, NBTY, Inc. entered into an Amendment and Restatement of its Credit Agreement, dated as of July 24, 2003, among NBTY, Inc., as Borrower, the several lenders from time to time parties thereto, JPMorgan Chase Bank, as Administrative Agent and Collateral Agent, and Fleet National Bank, as Syndication Agent.

                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 19, 2003

                                   NBTY, INC.


                                   By:/s/ Harvey Kamil
                                      -------------------------------------
                                      Harvey Kamil
                                      President and Chief Financial Officer